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                                                                Exhibit No. 23.5



                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 16, 1998, included in Amendment No. 3 to the Registration Statement (Form S-4, No. 333-67171) and related Prospectus of Cogentrix Energy, Inc., dated March 15, 1999, with respect to the financial statements of Gilberton Power Company (not separately presented herein).




                                                /s/ ERNST & YOUNG LLP




Harrisburg, Pennsylvania
March 12, 1999